UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2019

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

As previously announced, ImmunoGen, Inc. (also referred to as “we”) will host an investor conference call on September 30, 2019 at 8:00 a.m., ET, to discuss the data from the FORWARD I study referenced in Item 8.01 below. A copy of the investor presentation to be used on the investor conference call is being furnished with this Current Report on Form 8-K as Exhibit 99.3.

Item 8.01        Other Events

On September 29, 2019, we issued a press release summarizing the full data and additional exploratory analyses from the Phase 3 FORWARD I study evaluating mirvetuximab soravtansine compared to chemotherapy in women with folate receptor alpha (FRα)-positive, platinum-resistant ovarian cancer which was presented on September 29, 2019 at the European Society for Medical Oncology (ESMO) 2019 Congress in Barcelona, Spain. A copy of such press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On September 29, 2019, we also issued a separate press release summarizing the initial safety and overall response data from the Phase 1b FORWARD II triplet cohort evaluating mirvetuximab in combination with carboplatin and Avastin® (bevacizumab) in patients with recurrent, platinum-sensitive ovarian cancer which was presented on September 29, 2019 at the ESMO 2019 Congress. A copy of such press release is being filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d): Exhibits

Exhibit No.	Exhibit

99.1	Press Release of ImmunoGen, Inc. for FORWARD I dated September 29, 2019

99.2	Press Release of ImmunoGen, Inc. for FORWARD II dated September 29, 2019

99.3	Investor presentation to be presented by ImmunoGen, Inc. on September 30, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

The information set forth in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: September 30, 2019	/s/ David G. Foster

David G. Foster
Vice President, Finance